UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of Registrant as specified in its Charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry Into a Material Definitive Agreement

On May 15, 2012, Northeast Bancorp (the “Company”) and its wholly-owned subsidiary, Northeast Bank, entered into an underwriting and placement agreement (the “Underwriting and Placement Agreement”) with Sandler O’Neill & Partners, L.P. (“Sandler”), in connection with the Company’s public offering of 6,250,000 shares of voting common stock, $1.00 par value per share (the “Voting Common Stock”) and non-voting common stock, $1.00 par value per share (the “Non-Voting Common Stock,” and together with the Voting Common Stock, the “Common Stock”). Sandler will act as the sole underwriter for the public offering of 5,306,537 shares of Voting Common Stock at a price of $8.00 per share and as the exclusive placement agent for the offering, issuance and sale directly to certain institutional and private investors, including one of our directors (the “Purchasers”), of 943,463 shares of Common Stock at a price of $8.00 per share. The Company granted Sandler a 30-day option to purchase up to 795,980 shares of Common Stock to cover over-allotments, if any. The sale of shares of Common Stock to the Purchasers is being made pursuant to purchase agreements, dated May 15, 2012, between the Company and each of the Purchasers (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”). The shares of Common Stock to be sold by the Company are registered on the Company’s registration statement on Form S-1 (File No. 333-180215).

The Company has made certain customary representations, warranties and covenants in the Underwriting and Placement Agreement concerning the Company and the registration statement. The Company also has agreed to indemnify Sandler against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting and Placement Agreement and the Purchase Agreements is qualified in its entirety by reference to the Underwriting and Placement Agreement and the form of Purchase Agreement, copies of which are attached hereto as Exhibit 1.1 and 10.1, respectively, and incorporated herein by reference.

Item 8.01	Other Events

On May 16, 2012, the Company issued a press release announcing that the Company priced its public offering of 6,250,000 shares of Common Stock at a price to the public of $8.00 per share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.1.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting and Placement Agreement, dated as of May 15, 2012, by and among Northeast Bancorp, Northeast Bank and Sandler O’Neill & Partners, L.P.

10.1	Form of Purchase Agreement, dated May 15, 2012, by and between the Company and certain Purchasers

99.1	Press Release, dated as of May 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Claire S. Bean
Name:	Claire S. Bean
Title:	Chief Financial Officer

Date: May 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting and Placement Agreement, dated as of May 15, 2012, by and among Northeast Bancorp, Northeast Bank and Sandler O’Neill & Partners, L.P.

10.1	Form of Purchase Agreement, dated May 15, 2012, by and between the Company and certain Purchasers

99.1	Press Release, dated as of May 16, 2012